UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2025, Patrick R. Gruber announced his intention to retire as Chief Executive Officer of Gevo, Inc., a Delaware corporation (the “Company”), effective on April 1, 2026 (the “Effective Date”), and in connection with Dr. Gruber’s retirement announcement, the Board of Directors of the Company (the “Board”) appointed Paul D. Bloom as the Company’s President, effective immediately, and as the Company’s Chief Executive Officer, effective as of the Effective Date. Dr. Gruber will continue as a member of Board following his retirement as Chief Executive Officer.

In addition, in conjunction with Dr. Bloom’s appointment as President, the Board approved, effective immediately, (i) an increase in the size of the Board to ten directors, (ii) appointed Dr. Bloom as a Class III director with a current term that will expire at the annual meeting of stockholders to be held in 2028, (iii) appointed Dr. Gruber as the Executive Chair of the Board, and (iv) appointed William H. Baum as the lead independent director of the Board. The Board and Dr. Bloom also agreed to negotiate in good faith and finalize the terms of an amended employment agreement in connection with his new role as President and future position as Chief Executive Officer of the Company.

Dr. Bloom, age 51, has served as the Chief Business Officer of the Company since February 2025, having previously served the Company as its Chief Carbon Officer and Chief Innovation Officer from September 2021 through February 2025, and as its Chief Technology Officer from March 2021 through September 2021. Prior to joining the Company, Dr. Bloom served as Vice President, Sustainable Materials for Archer-Daniels-Midland Company (“ADM”), a publicly-traded food processing and commodities trading company, from March 2020 until March 2021. From November 2013 through March 2020, Dr. Bloom served as Vice President, Process and Chemical Research at ADM, and prior to that, Dr. Bloom served in a series of commercial and technical roles of increasing responsibility at ADM between 2001 and 2013. Dr. Bloom holds an undergraduate degree from Illinois State University and a Ph.D. from Iowa State University.

There are no arrangements or understandings between Dr. Bloom and any other persons pursuant to which he was appointed as an officer or director of the Company. There are no family relationships between Dr. Bloom and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Dr. Bloom is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2025, the Board approved and adopted the Third Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”), effective immediately. The amendments to the Bylaws were the result of a comprehensive review of the Bylaws and include certain provisions to modernize the Bylaws consistent with applicable law, including to:

(i)	modify the provisions for determining the presence of a quorum at all meetings of stockholders, to provide that the holders of one-third of the stock issued and outstanding and entitled to vote at the meeting, present in person (including by any means of remote communication authorized by the Board) or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law, the certificate of incorporation of the Company or the Bylaws;

(ii)	amend the voting standard for the approval of all matters at a stockholder meeting (other than the election of directors) to a “majority of the votes cast” standard;

(iii)	clarify the provisions around the list of stockholders made available before stockholder meetings, consistent with updates to Delaware law;

(iv)	incorporate and implement changes with respect to the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(v)	implement certain changes to terms and requirements of the advance notice provisions for business to be considered at annual meetings of stockholders of the Company, including the removal of advance notice provisions with respect to the removal of directors;

(vi)	amend provisions with respect to maintenance of books and records of the Company;

(vii)	clarify certain provisions related to (1) virtual meetings of stockholders and the Board, and (2) the use of electronic signatures; and

(viii)	make certain other updates and conforming, ministerial, or technical changes consistent with Delaware law.

The foregoing description of the Bylaws is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release announcing the retirement of Dr. Gruber and the promotion of Dr. Bloom. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Gevo, Inc.
99.1	Press Release of Gevo, Inc., dated December 15, 2025
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: December 15, 2025	By:	/s/ E. Cabell Massey
E. Cabell Massey
Vice President, Legal and Corporate Secretary